Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Laddered Deep Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

Dated JULY 25, 2024

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus, or statement of additional information, effective August 1, 2024, First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive management fees of 0.10% of average daily net assets until December 31, 2025.

Please note that during any period in which such waiver is in effect, the Fund will not be eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference